Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
As Adopted Pursuant To
Section 906 Of The Sarbanes-Oxley Act Of 2002

Pursuant to 18 U.S.C. §1350 (as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002), I, the undersigned interim Chief Executive Officer of VirtualFund.com, Inc. (the “Company”), hereby certify that the Annual Report on Form 10-KSB of the Company for the fiscal year ended June 30, 2002 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 19, 2002	/s/ Joseph D. Pupel
Joseph D. Pupel,
Interim Chief Executive Officer (principal executive officer and principal accounting officer)